SCHEDULE 14A
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                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

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Check the appropriate box:

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                          PAINE WEBBER GROUP INC.
 ...............................................................................
              (Name of Registrant as Specified in Its Charter)
 ...............................................................................
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Payment of Filing Fee (Check the appropriate box):

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

[Graphic Omitted] UBS


        UBS:  The Power of Partnership

        September 2000

     Safe harbor
-------------------------------------------------------------------------------


     As in most presentations, the following discussion contains forward-looking statements, and our actual results may differ materially from those discussed here. Additional information concerning factors that could cause such a difference can be found in our Second Quarter 2000 Report and other publicly disclosed financial reports.










[Graphic Omitted] UBS
                                                                        1

     Content
-------------------------------------------------------------------------------

     1 UBS Group

        1.1      Positioning and Strategy
        1.2      Key Facts and Figures

     2 UBS Switzerland

        2.1     Private Banking
        2.2     Private and Corporate Clients

     3 UBS Asset Management

       3.1 Institutional Asset Management
       3.2 Investment Funds / GAM

     4 UBS Warburg

        4.1      Corporate and Institutional Clients
        4.2      UBS Capital
        4.3      Private Clients

     5 UBS & PaineWebber: Strategic Rationale

     6 Financial Management

     7 Market View

     8 Summary


[Graphic Omitted] UBS
                                                                        2

     UBS Group
-------------------------------------------------------------------------------
     SECTION 1













[Graphic Omitted] UBS

     Positioning and Strategy
-------------------------------------------------------------------------------
     SECTION 1.1
















[Graphic Omitted] UBS

     UBS's roots
-------------------------------------------------------------------------------

                                    [CHART OMITTED]

              SBG                     Union Bank of Switzerland
             1912            1945            1967            1989

                      Eidgenossische Bank

1862 Bk in Winterthur

1863 Toggenburger Bk                      Interhandel                     UBS

                                                  Phillips & Drew       29.06.98



                                    [CHART OMITTED]

Basler BV               SBV                     Swiss Bank Corporation
1872                    1897                          1990   1994   1995   1997

Frankfurter BV        3 CH-banks                O'Connor & Associates

Basle Bkg Group                                     Brinson Partners

                                                        S.G. Warburg Group

                                                            Dillon Read


                    [Graphic Omitted] UBS






[Graphic Omitted] UBS
                                                                          5


     Top financial institutions
-------------------------------------------------------------------------------
     By market capitalization 18th September 2000
(USDbn)
250


200


150

                                                                [CHART OMITTED]
100


50


0
Citigroup  HSBC  MSDW  BoA  Wells  UBS  ING Chase  Goldman  Credit  Bank of Tokyo  Merrill  Royal Bank  Dautsche  BSCH
                            Fargo                  Sachs    Suisse  Misubishi      Lynch    of Scotland   Bank

                                             Source: Bloomberg, UBS published data





[Graphic Omitted] UBS
                                                                          6

     Strategic vision
-------------------------------------------------------------------------------



     ...the pre-eminent



        [GRAPHIC OMITTED]       global, integrated investment services
                                firm and...



        ...the leading bank in Switzerland              [GRAPHIC OMITTED]





[Graphic Omitted] UBS
                                                                          7

     Key Group strategies
-------------------------------------------------------------------------------

        Be global               Pursue scale            Add distribution
                                and scope


                The pre-eminent global, integrated investment services
                    firm and the leading bank in Switzerland


        Open product            Put advice at the       Leverage
           choice                     center            technology
                                                        excellence



[Graphic Omitted] UBS
                                                                          8

     Key Group strategies
-------------------------------------------------------------------------------

        Be global               Pursue scale            Add distribution
                                  and scope


                The pre-eminent global, integrated investment services
                    firm and the leading bank in Switzerland


        Open product            Put advice at the       Leverage
           choice                     center            technology
                                                        excellence



[Graphic Omitted] UBS
                                                                          9

     Key Group strategies
-------------------------------------------------------------------------------

        Be global               Pursue scale            Add distribution
                                  and scope


                The pre-eminent global, integrated investment services
                    firm and the leading bank in Switzerland


        Open product            Put advice at the       Leverage
           choice                     center            technology
                                                        excellence






[Graphic Omitted] UBS
                                                                         10

     Add distribution and open product choice
-------------------------------------------------------------------------------
     Bringing content excellence to an ever-wider client base


                               [GRAPHIC OMITTED]

                Existing client                         New client
                  franchises                              franchises
                                       UBS
                                    & 3rd party
                                      content







[Graphic Omitted] UBS
                                                                         11

     Key Group strategies
-------------------------------------------------------------------------------

        Be global               Pursue scale            Add distribution
                                  and scope


                The pre-eminent global, integrated investment services
                    firm and the leading bank in Switzerland


        Open product            Put advice at the       Leverage
           choice                     center            technology
                                                        excellence





[Graphic Omitted] UBS
                                                                         12

     Leverage technology excellence
-------------------------------------------------------------------------------
     e-commerce

                                [GRAPHIC OMITTED]


                                        Reach


                        UBS                             Share of wallet


                                        Efficiency




[Graphic Omitted] UBS
                                                                         13

     Key Facts and Figures
-------------------------------------------------------------------------------
     SECTION 1.2










[Graphic Omitted] UBS

     UBS Group structure
-------------------------------------------------------------------------------


                                      UBS


        UBS Switzerland         UBS Asset               UBS Warburg
                                Management

        Private Banking         Institutional Asset     Corporate &
                                Management              Institutional Clients

        Private & Corporate     Investment Funds        Private Equity
           Clients                                      (UBS Capital)

                                GAM                     Private Clients

                                                        e-services





[Graphic Omitted] UBS
                                                                         15

     UBS financial targets
-------------------------------------------------------------------------------

         o  RoE averaging 15-20%, across periods of varying market conditions

         o Double-digit average annual EPS growth, across periods of varying market conditions

         o Active, continuous focus and downward pressure on the Group cost-revenue ratio substantiated by divisional initiatives

         o Clear demonstration of a strong growth trend in net new money in the private client businesses








[Graphic Omitted] UBS
                                                                         16

     Performance against targets
-------------------------------------------------------------------------------

ROE(1)                                    Basic EPS(2),(3)

                                          CHF
40%                                       7
                                          6
30%                                       5
      [CHART OMITTED]                     4             [CHART OMITTED]
20%                                       3
                                          2
10%                                       1
                                          0
0%
     3M99  6M99  9M99  12M99  3M00  6M00     1Q99  2Q99  3Q99  4Q99  1Q00  2Q00


Cost/Income(2)                            Net New Money(4)

80%                                       CHFbn
                                          6
60%
          [CHART OMITTED]                 4
40%
                                          2       [CHART OMITTED]
20%
                                          0
0%
    1Q99   2Q99  3Q99  4Q99  1Q00  2Q00  -2

                                         -4
                                             1Q99  2Q99  3Q99 4Q99  1Q00 2Q00


NOTES:
1 Annualized, before goodwill amortization and adjusted for significant financial events
2 Before goodwill amortization and adjusted for significant financial events 3 Adjusted to account for the recent stock split
4  Private Banking and Private Clients


[Graphic Omitted] UBS
                                                                       17

     Key income statement figures
-------------------------------------------------------------------------------
                                                      2Q00/2Q99
(CHFm)                  2Q00(1)         2Q99(2)          %

Operating income        9,200           6,565           40

Operating expenses      6,348           5,248           21

Net profit before tax   2,852           1,317           117

Net profit              2,207           926             138






NOTES:
1  Adjusted for US Global Settlement provision CHF 200m
2 Adjusted for divestment of Swiss Life/Rentenanstalt (CHF 1490m) and the sale of International Global Trade Finance (CHF 200m)




[Graphic Omitted] UBS
                                                                         18

     Other key figures
-------------------------------------------------------------------------------


(CHFbn)                 06/00           12/99           [SYMBOL OMITTED]
                                                                %
------------------------------------------------------------------------
Group AuM               1,711           1,744                   (2)

Risk-weighted assets    264.7           273.1                   (3)

BIS Tier 1 ratio (%)     12.1            10.6                    -

Total assets            946.3           898.9                    5

Shareholders' equity     31.9            30.6                    4

Market capitalization    98.8            92.6                    7
-------------------------------------------------------------------------
-------------------------------------------------------------------------
Group headcount        47,744          49,058                   (3)
-------------------------------------------------------------------------



[Graphic Omitted] UBS
                                                                         19

     Revenue trends
-------------------------------------------------------------------------------

        (CHF m)

10,000

 8,000

 6,000
                                [CHART OMITTED]
 4,000

 2,000

     0

(2,000)

        1Q99    2Q99    3Q99    4Q99    1Q00    2Q00


        Credit loss                             Net interest income
        Net fee and commission income           Net trading income
        Other income



[Graphic Omitted] UBS
                                                                         20

     Cost trends
-------------------------------------------------------------------------------

        (CHF m)

10,000

 8,000

 6,000
                                [GRAPHIC OMITTED]
 4,000

 2,000

     0
        1Q99    2Q99    3Q99    4Q99    1Q00    2Q00


        Other
        General & administrative
        Personnel
        Adjusted operating income before credit loss expense



[Graphic Omitted] UBS
                                                                       21

     Balanced earnings mix
-------------------------------------------------------------------------------
     2Q 2000 before tax, adjusted for significant financial events


                                [CHART OMITTED]

        (CHF m)

3,000                                           135     2,852
                                        (207)
2,500                           1,420

2,000
                        98
1,500           885

1,000

  500   526

    0

        PCC     PB              C&IC    Other          Group
                                                       2Q00

          UBS         UBS AM       UBS         Corporate
      Switzerland                Warburg         Center



[Graphic Omitted] UBS
                                                                         22

     Integrated client service model
-------------------------------------------------------------------------------


        Corporate &                Retail &               Affluent & high
        institutional            corporate clients       net worth clients
      clients globally           in Switzerland              globally


        UBS Asset                                       Private Clients
       Management

        Corporate &          Products/services-->       Private Banking
    Institutional Clients

      Private Equity                FX/MM               Private & Corporate
                                  Research                   Clients
                                 Securities
                                 Derivatives
                                    Funds





[Graphic Omitted] UBS
                                                                         23

     UBS Switzerland
-------------------------------------------------------------------------------
     SECTION 2













[Graphic Omitted] UBS

     UBS Switzerland
-------------------------------------------------------------------------------

        UBS Switzerland                 o  Private Banking offers
                                           comprehensive wealth
                                           management services for private
                                           banking clients from across the world
        Private Banking

        Private & Corporate Clients     o  PCC provides a complete set of
                                           banking and securities services
                                           for individual and corporate
                                           clients in Switzerland

                                        o  Shared logistics unit &
                                           infrastructure









[Graphic Omitted] UBS
                                                                         25

     Private Banking
-------------------------------------------------------------------------------
     SECTION 2.1








[Graphic Omitted] UBS

     The world's largest private bank
-------------------------------------------------------------------------------

Client assets
  (USD bn)

500
    422
400      288
                180             [CHART OMITTED]
300                       150
                                     140
200                                            137
                                                        133
100                                                           121
                                                                   100
  0                                                                        80
   USB  Credit  Deutsche    Chase    Citibank  Merrill  AEN  HSBC  ENP     JP
        Suisse    Bank    Manhattan            Lynch(1) Amo      Paribas  Morgan


NOTE:                                   SOURCE: FT Research, July 2000
(1)  International private clients only


[Graphic Omitted] UBS
                                                                         27

     Private Banking
-------------------------------------------------------------------------------

                                                  2Q00            2Q00
(CHFm)                  2Q00    1Q00    2Q99    vs2Q99          vs1Q00
----------------------------------------------------------------------
Operating Income        1,634   1,826   1,380   18%             (11%)

Operating expenses        749     731     613   22%               2%

Pre-tax profit            885   1,095     767   15%             (19%)

Cost/income ratio(1)       45%   39%      44%


                                          2Q00
KPI's                   2Q00    1Q00    vs1Q00
----------------------------------------------
AuM (CHFbn)             683     698      (2%)

Net new money (CHFbn)  (2.8)    2.1       -

Gross margin (bps)       95     107     (11%)

Headcount             7,447   7,431       0%



NOTE:
1   Pre-goodwill & credit loss expense




[Graphic Omitted] UBS
                                                                         28

     Private Banking gross AuM margin development
-------------------------------------------------------------------------------

        (bps)

        110

        100

         90                     [CHART OMITTED]

         80

         70

         60

         50
                1Q99    2Q99    3Q99    4Q99    1Q00    2Q00




[Graphic Omitted] UBS
                                                                         29

     Key Private Banking strategies
-------------------------------------------------------------------------------


                  Comprehensive wealth management services for
                 private banking clients from across the world


        Expand range of         Focus on strong         Leverage leading
        products and          personal relationships         edge
          services                                        technology






[Graphic Omitted] UBS
                                                                         30

     Private Banking - scope matters
-------------------------------------------------------------------------------

Individual needs                Client                  Delivery of tailor
                                                        made solutions

Corporate                       Advisor                 Estate
Finance                                                 Advisory

Credit                                                  Trust
                                                        Business

Global                                                  Financial
Custody                                                 Planning

Art Banking     Active     Portfolio     Active         Real Estate
              Portfolio   Management     Portfolio      Management
             Supervision                 Advisory

Scope                      Scale                        Margin Capture



[Graphic Omitted] UBS
                                                                         31

     Private and Corporate Clients
-------------------------------------------------------------------------------
     SECTION 2.2













[Graphic Omitted] UBS

     Leading Swiss market position
-------------------------------------------------------------------------------


                Others
                  7%
                                        UBS
        Regional                        27%
          Banks
            8%
                   [PIE CHART OMITTED]
  Raiffeisen
     Banks                              Credit Suisse
     14%                                    11%

                Cantonal
                  Banks
                   33%


o  Based on a nationwide survey of core relationships
   UBS Swiss Research 1999


[Graphic Omitted] UBS
                                                                         33

     Broad client base
-------------------------------------------------------------------------------


        Individual Clients      o  Private Clients              3,000,000
                                o  Investment Clients           1,000,000


        Corporate Clients       o  Top Corporates                     160
                                o  Large Corporates                 7,500
                                o  Small & Medium Businesses      180,000


        Banks                   o  Banks                            1,800




[Graphic Omitted] UBS
                                                                         34

     Private & Corporate Clients
-------------------------------------------------------------------------------

                                                  2Q00        2Q00
(CHFm)                  2Q00    1Q00    2Q99    vs2Q99      vs1Q00
------------------------------------------------------------------
Operating income        1,701   1,690   1,520     12%          1%

Operating expenses      1,175   1,198   1,224     (4%)        (2%)

Pre-tax profit            526     492     296     78%          7%

Cost/income ratio(1)       62%     61%     68%



                                          2Q00
KPI's                   2Q00    1Q00    vs1Q00
----------------------------------------------
AuM (CHFbn)             439     443     (1%)

Net new money (CHFbn)   0.4     0.4      0%

NPL ratio (%)           6.0%    6.3%

Headcount            22,270  22,668     (2%)



NOTE:
1  Pre-goodwill & credit loss expense



[Graphic Omitted] UBS
                                                                         35

     PCC profitability growth
-------------------------------------------------------------------------------

Pre-tax profit

(CHF m)

600

500

400
                        [CHART OMITTED]
300

200

100

        1Q99    2Q99    3Q99    4Q99    1Q00    2Q00




[Graphic Omitted] UBS
                                                                         36

     Cost/income ratio & headcount(1) development
-------------------------------------------------------------------------------

24,000                                                        70%

23,000
                        [CHART OMITTED]
22,000                                                        65%

21,000

20,000                                                        60%

        1Q99    2Q99    3Q99    4Q99    1Q00    2Q00


        Headcount       Transferred Trade Finance h/c         Cost/income ratio


NOTE:
1  Excludes Systor employees




[Graphic Omitted] UBS
                                                                         37

     Key Private & Corporate Clients strategies
-------------------------------------------------------------------------------

             A complete set of banking and securities services for
                individual and corporate clients in Switzerland



        Focus on customer               Enhanced                Grow via multi-
            service                   profitability                 channel
          excellence                                              distribution





[Graphic Omitted] UBS
                                                                         38
     e-banking metrics UBS Switzerland
-------------------------------------------------------------------------------

Contracts (000)s                          % securities transactions on-line

550                                       16%
                                          14%
500                                       12%
            [CHART OMITTED]               10%            [CHART OMITTED]
450                                        8%
                                           6%
400                                        4%
                                           2%
350                                        0%

300
   Jun Aug Oct Dec Feb Apr Jun Aug             Jun Aug Oct Dec Feb Apr Jun Aug
   99  99  99  99  00  00  00  00              99  99  99  99  00  00  00  00




[Graphic Omitted] UBS
                                                                         39

     The whole of UBS Switzerland ...
-------------------------------------------------------------------------------

     ...through UBS e-banking


                UBS Quotes
              [GRAPHIC OMITTED]                             Fund Gate
                                                        [GRAPHIC OMITTED]

                                     [GRAPHIC OMITTED]

                                        WAP
                                  [GRAPHIC OMITTED]

        MyUBS                                   UBS Research online
     [GRAPHIC OMITTED]                            [GRAPHIC OMITTED]



[Graphic Omitted] UBS
                                                                         40

     UBS Asset Management
-------------------------------------------------------------------------------
     SECTION 3











[Graphic Omitted] UBS

UBS Asset Management
-------------------------------------------------------------------------------


UBS Asset Management                    o  Extensive globally integrated
                                           investment organisation for
                                           institutional clients

Institutional Asset                     o  Investment Funds provides mutual
Management                                 funds for the UBS Group and third
                                           parties

Investment Funds                        o  GAM, diversified and successful
                                           investment options for individual
                                           and institutional clients

GAM







[Graphic Omitted] UBS
                                                                         42

     Institutional Asset Management
-------------------------------------------------------------------------------
     SECTION 3.1













[Graphic Omitted] UBS

     One of the leading institutional asset managers
-------------------------------------------------------------------------------

Total Institutional Assets

(CHF bn)

700

600

500
                        [GRAPHIC OMITTED]
400

300

200

100

  0
   Deutsche  JP   Merrill UBSAM  RMCO/   Goldman  MSDW Credit  Black  Citigroup
           Morgan  Lynch        Allianz  Sachs         Suisse  Rock



SOURCE:   1999 Annual Reports



[Graphic Omitted] UBS
                                                                          44

     Institutional Asset Management
-------------------------------------------------------------------------------

                                                  2Q00            2Q00
(CHFm)                  2Q00    1Q00    2Q99    vs2Q99          vs1Q00
----------------------------------------------------------------------
Operating income        325     313     279     16%              4%

Operating expenses      266     234     197     35%             14%

Pre-tax profit           59      79      82    (28%)           (25%)

Cost/income ratio(1)     69%     61%     60%


                                          2Q00
KPI's (CHFbn)           2Q00    1Q00    vs1Q00
----------------------------------------------
AuM                     525     557     (6%)

Institutional AuM       326     352     (7%)

Net new money         (20.2)  (32.4)    38%

Headcount             1,712   1,657      3%



NOTE:
1  Pre-goodwill & credit loss expense



[Graphic Omitted] UBS
                                                                         45

     Key Institutional Asset Management strategies
-------------------------------------------------------------------------------


                      UBS Asset Management aims to become
                        the premier global institutional
                             asset management firm



        Protect and strengthen          Pursue targeted         Expand
          client franchise                  growth            investment
                                          initiatives          capability






[Graphic Omitted] UBS
                                                                         46

     Diverse asset base
-------------------------------------------------------------------------------
     Institutional AuM by Client Mandate (CHF 326bn)(1)


                10%


                                31%             Private Markets
                                                Asset Allocation
           [PIE CHART OMITTED]                  Fixed Income
                                                Equity
    34%


                        25%



NOTE:
1  As of 30 June 2000




[Graphic Omitted] UBS
                                                                         47

     Diversified capabilities
-------------------------------------------------------------------------------


                Equity                                  Asset Allocation

        o  Global                               o  Global Balanced
        o  Country/Regional                     o  Global Frontier Portfolio
        o  Emerging Markets                     o  Country/Regional Balanced
        o  Specialized Sector Funds             o  Capital Preservation
                                                   Portfolios
                                                o  Structured Investments
                Fixed Income

        o  Global
        o  Country/Regional
        o  Emerging Markets                             Private Markets
        o  High Yield
        o  Cash                                 o  Direct Investments
                                                o  Oil & Gas
                                                o  Partnership Investments
                                                o  Real Estate
                O'Connor                        o  Timber

        o  Fund of Funds
        o  FX and Interest Funds
        o  Equity Derivatives




[Graphic Omitted] UBS
                                                                         48

     Investment Funds / GAM
-------------------------------------------------------------------------------
     SECTION 3.2














[Graphic Omitted] UBS

     Investment Funds / GAM
-------------------------------------------------------------------------------

          Investment Funds                                  GAM

     One of the biggest mutual fund        Multi-manager selection increasing
     providers in Europe                   availability of different investment
                                           styles to Private Banking clients
     Almost exclusive in-house
     distribution                          CHF 22 billion assets under
                                           management
     CHF 197 billion assets under
     management                            170 mutual funds and unit trusts

     Comprehensive range of 145            High reputation and good performance
     mutual funds                          track record

      - Asset Allocation funds
      - Money Market funds
      - Bond funds
      - Equity funds
      - Capital preservation funds
      - Real estate funds


[Graphic Omitted] UBS
                                                                         50

     Investment Funds/GAM
-------------------------------------------------------------------------------


                                                             2Q00        2Q00
(CHFm)                   2Q00         1Q00         2Q99    vs2Q99      vs1Q00
-------------------------------------------------------------------------------
Operating income          165          169           60      175%        (2%)

Operating expenses        131          139           50      162%        (6%)

Pre-tax profit             34           30           10      240%         13%
-------------------------------------------------------------------------------
Cost/income ratio(1)      65%          69%          83%
-------------------------------------------------------------------------------





                                                   2Q00
KPI's (CHFbn)            2Q00         1Q00       vs1Q00
-------------------------------------------------------------------------------
AuM                       225          232         (3%)

Net new money             0.8          0.6          33%
-------------------------------------------------------------------------------
Headcount               1,038          963           8%
-------------------------------------------------------------------------------
NOTE:
1 Pre-goodwill & credit loss expense



[Graphic Omitted] UBS
                                                                         51

     Key Investment Funds strategies
-------------------------------------------------------------------------------
     Expand third party distribution




                             [Graphic Omitted]

                                                     Third party clients

                                                Intermediaries

                                    UBS
                                   funds


   Existing UBS client franchises











[Graphic Omitted] UBS
                                                                         52

     UBS Warburg
-------------------------------------------------------------------------------
     SECTION 4
















[Graphic Omitted] UBS

     UBS Warburg
-------------------------------------------------------------------------------



          UBS Warburg                        o C&IC: innovation, research and
                                               advice, and complete access to
                                               the world's capital markets

          Corporate & Institutional          o UBS Capital: global private
                  Clients                      equity business

          Private Equity                     o Private Clients: on-shore
          (UBS Capital)                        investment services for high net
                                               worth clients globally

          Private Clients                    o e-services: will target affluent
                                               Europeans using a multi-channel
                                               approach

          e-services



[Graphic Omitted] UBS
                                                                         54

     Corporate and Institutional Clients
-------------------------------------------------------------------------------
     SECTION 4.1
















[Graphic Omitted] UBS

     UBS Warburg league table positions
-------------------------------------------------------------------------------

Global M&A (completed transactions)(1)     International Equity(2)
 1                                          1
                             5
                                                 6

                   9                                                    10

      10
                                                             13

15                                         15
   --------------------------------           --------------------------------
     1999       1Q2000      YTD                  1999       1Q2000      YTD



International Fixed Income(2)              Eurobonds(2)
 1                                          1                1          1
                   3                              2

                             5

       9

15                                         15
   --------------------------------           --------------------------------
     1999       1Q2000      YTD                  1999       1Q2000      YTD


SOURCE:
(1) Thomson Financial Securities Data
(2) Capital Data Bondware


[Graphic Omitted] UBS
                                                                         56

     UBS Warburg institutional franchise
-------------------------------------------------------------------------------

[Graphic    o Top tier secondary equity market share globally
 Omitted]
            o  Leading fixed income distribution

            o  Top tier global equity research house


            o  #4 Global Research Team (Institutional Investor)

            o  #2 Pan-European brokerage firm (Extel Research)

            o  #18 US Research Team (Institutional Investor)

            o  #3 All-European Research Team (Institutional Investor)

            o  #3 All-Asia Research Team (excl. Japan) (Institutional
               Investor)


            o  #4 Foreign Exchange House (Euromoney May 2000)



[Graphic Omitted] UBS
                                                                         57

     Corporate & Institutional Clients
-------------------------------------------------------------------------------


                                                               2Q00       2Q00
(CHFm)                    2Q00         1Q00       2Q99(2)    vs2Q99     vs1Q00
-------------------------------------------------------------------------------
Operating income         4,821        4,975        3,355        44%       (3%)

Operating expenses       3,401        3,530        2,849        19%       (4%)

Pre-tax profit           1,420        1,445          506       181%       (2%)
-------------------------------------------------------------------------------
Cost/income ratio(1)       69%          69%          82%
-------------------------------------------------------------------------------


                                                    2Q00
KPI's                     2Q00         1Q00       vs1Q00
-------------------------------------------------------------------------------
Compensation ratio         54%          55%

NPL ratio                 2.7%         2.4%

VaR utilization (CHFm)     231          277
-------------------------------------------------------------------------------
Headcount               12,730       12,847         (1%)
-------------------------------------------------------------------------------
NOTE:
1  Pre-goodwill & credit loss expense
2  Adjusted for sale of International Global Trade Finance business CHF 200m


[Graphic Omitted] UBS
                                                                         58

     Record levels of profitability
-------------------------------------------------------------------------------

       (CHF m)                                                      (C/I ratio)
     6,000                                                              90%

     5,000

     4,000                      [Graphic Omitted]                       80%

     3,000

     2,000                                                              70%

     1,000

         0                                                              60%
          -------------------------------------------------------------
            1Q99      2Q99      3Q99      4Q99       1Q00       2Q00


            Total operating income before credit loss expense
            Total operating expenses
            Cost/income ratio




[Graphic Omitted] UBS
                                                                         59

     Corporate and Institutional Clients business areas
-------------------------------------------------------------------------------
     Focus on core business with attractive risk/returns and a solid basis for growth


          Equity                     Fixed Income                 Treasury                  Corporate Finance
                                                                  Products

     o Origination, sales &     o Origination, sales &         o Sales & trading:           o M&A advisory
       trading:                   trading:                       -FX - spot &               o Equity and debt
       -European, North            -Interest rate and             derivatives                 origination
        American, Asian             credit derivatives           -Precious metals -         o Leveraged finance
        cash & derivative          -Gov't bonds                   spot & derivatives          origination
        equity products            -Investment grade             -Short term interest       o Country & global
       -Equity structured            credit                       rate products               sector coverage
        products                    -Emerging markets            -Cash & derivatives
     o Economic,                     loans                       -ETDs
       corporate, sector &          -Leveraged finance         o Collateral trading &
       strategic research       o Principal finance              securities lending
                                o Economic & credit            o Group treasury
                                  research                     o Currency research








[Graphic Omitted] UBS
                                                                         60

     Key Corporate & Institutional Clients strategies
-------------------------------------------------------------------------------




            A leading global investment bank in terms of client
          franchise and financial servicing capabilities, with a
             return on equity consistent with industry leaders




        [Graphic                    [Graphic                     [Graphic
         Omitted]                    Omitted]                     Omitted]



        Build content                 Strengthen                 Leverage new
         leadership             global client franchise          technologies
        & execution                                               & channels
         excellence





[Graphic Omitted] UBS
                                                                         61

     The whole of UBSW effortlessly to any client ...
-------------------------------------------------------------------------------
     ... through Investment Banking OnLine (IBOL)


             Equities                                           Fixed Income

        [Graphic Omitted]                                     [Graphic Omitted]

                                [Graphic Omitted]






        [Graphic Omitted]                                  [Graphic Omitted]

        Treasury Products                                    Corporate Finance



[Graphic Omitted] UBS
                                                                         62

     UBS Capital
-------------------------------------------------------------------------------
     SECTION 4.2















[Graphic Omitted] UBS

     Global portfolio composition
-------------------------------------------------------------------------------
     CHF 3.8 billion book value (30 June 2000)


     Book value by sector                              Book value by region

          17%                                                   6%
                            22%                         9%

                                                              [Pie Chart
     5%      [Pie Chart                                        Omitted]
              Omitted]                                                    44%

     9%
                        17%

     10%                                                41%
                20%


 o Consumer related   o Diversified industrial       o Europe   o North America
 o Transportation     o Communications               o Asia     o Latin America
 o Computer related   o Energy
 o Others



                                       IRR p.a. of 50 - 60% since inception


[Graphic Omitted] UBS
                                                                        64

     Experienced global team of 113 professionals
-------------------------------------------------------------------------------
     Our local presence & know-how is a competitive advantage



[Graphic Omitted]

                                                        London      The Hague
                                                                      Munich
                                                                     Zurich
                                                          Paris      Milan


                                                                         Tokyo
                New York                                    Seoul

                                                                  Hong Kong

                                                                 Singapore

                        Sao Paulo
                                                                        Sydney

                     Buenos Aires





[Graphic Omitted] UBS
                                                                         65

     UBS Capital
-------------------------------------------------------------------------------


                                                               2Q00       2Q00
(CHFm)                    2Q00         1Q00         2Q99     vs2Q99     vs1Q00
-------------------------------------------------------------------------------
Operating income             4          147           45      (91%)       (97%)

Operating expenses          47           33           36        31%        42%

Pre-tax profit            (43)          114            9         -           -
-------------------------------------------------------------------------------


                                                    2Q00
KPI's                     2Q00         1Q00       vs1Q00
-------------------------------------------------------------------------------
Book value (CHF bn)        3.8          3.4          12%
-------------------------------------------------------------------------------
Headcount                  113          107           6%
-------------------------------------------------------------------------------


KPI's                     1H00         1H99
-------------------------------------------------------------------------------
Value creation (CHF bn)    0.4          0.3
-------------------------------------------------------------------------------




[Graphic Omitted] UBS
                                                                         66

     UBS Capital investment targets
-------------------------------------------------------------------------------



     (CHF bn)

      5.0


      4.0

                                                              o Committed funds
      3.0                                                     o Target


      2.0
                     3.8

      1.0                                        2.0


      0.0
          ----------------------------------------------------
                UBS Balance Sheet          External Funds





[Graphic Omitted] UBS
                                                                         67

     Private Clients
-------------------------------------------------------------------------------
     SECTION 4.3















[Graphic Omitted] UBS

     PaineWebber contributes global scale...
-------------------------------------------------------------------------------
     ... to the individual clients franchise of UBS Warburg


                                UBS Warburg


                                                "Individual clients"

        Corporate &                                  Private Clients
        Institutional



        UBS Capital                                  e-services

                                                     Mitchell Hutchins
                                                     Asset Management

                                                     Clearing Services


    o UBS

    o PaineWebber



[Graphic Omitted] UBS
                                                                         69

     A growth firm in a growth industry
-------------------------------------------------------------------------------





     US household financial assets               PaineWebber client assets
     (USD tr)                                    (USD bn)


          CAGR = 8%                                     CAGR = 21%
                                $33                                       $500
                          $31                                      $423
                     $24
                                                              $245
                $18                                    $139
        $15                                       $74
     --------------------------------           -------------------------------
      1990    1993  1996  1999  2000E             1990  1993  1996  1999  2000E


        o Liquid Financial Assets   o All Other


     SOURCE:  Federal Reserve



[Graphic Omitted] UBS
                                                                         70

     Financial advisor to the affluent
-------------------------------------------------------------------------------

Average retail account size

PaineWebber

Merrill Lynch

Morgan Stanley DW

SSB

Schwab

TD Waterhouse

DLJDirect

AmeriTrade

E*Trade

                                 0       50       100       150       200

                                      Assets per active account ($000s)

SOURCE:  Goldman Sachs research report, February 14, 2000

[Graphic Omitted] UBS

     EDGE: an internet asset gathering portal
-------------------------------------------------------------------------------

EDGE client assets                           EDGE client households
(USD bn)                                     (000s)

                      $140                                         176

   CAGR: 171%                                   CAGR: 174%

            $60                                         71


$26                                           35

                             [Graphic Omitted]
-----------------------------                ----------------------------------
1997       1998       1999                   1997       1998       1999


                             Average assets per EDGE household: USD 798,000
                      38% of client assets online via the EDGE at June 2000

[Graphic Omitted] UBS

     UBS & PaineWebber: Strategic Rationale
-------------------------------------------------------------------------------
     SECTION 5





[Graphic Omitted] UBS

     Strategic vision
-------------------------------------------------------------------------------
     UBS has been looking to leverage its broad range of content

[Graphic Omitted]

                Existing
                client franchises               New client franchises
                                    UBS
                                & 3rd party
                                  content


     PaineWebber brings new affluent client franchises in the US

[Graphic Omitted] UBS

     A powerful strategic fit
-------------------------------------------------------------------------------

     o    The premier global institution serving private clients

     o    Leading institutional client franchise

     o Excellent blend of content and distribution and mutually enhancing businesses

     o Shared business philosophy: commitment to clients' interests and personal service

     o    Growth and high quality earnings
          -    top line revenue growth
          -    quality fee-based revenue stream
          -    strong asset growth

[Graphic Omitted] UBS

     Reputation for content and service
-------------------------------------------------------------------------------
                                        Enhanced service for institutional
Premium content for private clients                   clients

o Leading edge wealth management        o Powerful US equity distribution
  management techniques                   franchise

o Expertise in the use of               o Significant US institutional
  technology to enhance                   equities and fixed income
  relationships                           franchises

o Access to private equity,             o Access to additional capital for
  structured product solutions and        client facilitation
  alternative investments

o Wider asset management
  choice - "best of breed"
------------------------------------    ---------------------------------------

o Leading global research platform and access to new issues globally

[Graphic Omitted] UBS

     Leading client base
-------------------------------------------------------------------------------
     Proforma assets by client domicile(1)

     UBS                                       UBS and PaineWebber


              4%

                      27%                   37%
[Pie Chart Omitted]                                                  49%
                                                    [Pie Chart Omitted]
                                  ----->

     69%
                                                14%

SOURCE: UBS Group analysis                      o Europe & rest of world
NOTE:                                           o Switzerland
1 High Net Worth and Affluent Clients only      o USA

[Graphic Omitted] UBS

     Positioned for higher market rating
-------------------------------------------------------------------------------

Multiples at 5 January 1997(1)                  Multiples at 10 July 2000(2)

                                                                 20.0x




                                                   11.5x
                   10.6x        10.5x
   9.7x



                             [Graphic Omitted]

-------------------------------------------------------------------------------
PaineWebber     Dean Witter     Morgan            PaineWebber     MSDW
                                Stanley

o Global reach and scale

o Combining premium content with private client & institutional distribution

Notes:
1  Based on 1997 estimated earnings
2  Based on 2000 estimated earnings

[Graphic Omitted] UBS

     Financial Management
-------------------------------------------------------------------------------
     SECTION 6

[Graphic Omitted] UBS

     Strong, well-managed capital structure
-------------------------------------------------------------------------------

     (CHF m)                 [Graphic Omitted]

2,500                                                                   16%

               Long Term Rating
2,000          Moody's      AA1
               S&P          AA+                                         12%
               Fitch/IBCA   AAA
1,500

                                                                        8%
1,000

                                                                        4%
500


0                                                                       0%
   --------------------------------------------------------------------
   1Q99       2Q99       3Q99         4Q99         1Q00         2Q00

                       o 'Second line'      o Tier 1 ratio
                          share buyback

[Graphic Omitted] UBS

     Loan portfolio development
-------------------------------------------------------------------------------

     (CHF bn)                                                           %
400                          [Graphic Omitted]                          5.0

350                                                                     4.5

300                                                                     4.0

250                                                                     3.5

200                                                                     3.0

150                                                                     2.5

100                                                                     2.0

50                                                                      1.5

                                                                        1.0

                                                                        0.5

0                                                                       0.0
     -----------------------------------------------------------------
     30.06.98      31.12.98      30.06.99      31.12.99      30.06.00

     o PCC loans (gross)     o  Other loans (gross)      o NPL%

[Graphic Omitted] UBS

     VaR utilization & net trading income
-------------------------------------------------------------------------------
     UBS Warburg

     (CHF m)                    [Graphic Omitted]                      (CHF m)

3,500                                                                   300

3,000                                                                   250

2,500                                                                   200

2,000                                                                   150

1,500                                                                   100

1,000                                                                   50

500

0                                                                       0
     ----------------------------------------------------------------
     1Q99         2Q99       3Q99         4Q99       1Q00        2Q00

     0  Net trading income                        o VaR (UBS Warburg)

[Graphic Omitted] UBS

     Disclosure principles
-------------------------------------------------------------------------------

     o Achieve a fair market value by communicating transparently, openly and consistently with investors and the financial markets at all times

     o    Multi-segmental reporting - quarterly analysis

     o Same KPIs used for internal performance measurement and external reporting

     o    Disclosure improvements
          -    prior consultation with analyst community
          -    workshops to explain

     2000 manager magazine: 'best annual report of the year' award

[Graphic Omitted] UBS

     Market View
-------------------------------------------------------------------------------
     SECTION 7


[Graphic Omitted] UBS

     UBS: Peer group valuation (18 September 2000)
-------------------------------------------------------------------------------
     P/E and EPS Estimates

                               I/B/E/S - EPS estimates          P/E multiples
Peers                                    2000       2001       2000       2001
-------------------------------------------------------------------------------
Morgan Stanley Dean Witter (USD)          5.1        5.4       18.5       17.5

Merrill Lynch (USD)                       3.9        4.0       16.8       16.4

Credit Suisse (CHF)                      21.4       24.1       16.9       15.0

Deutsche Bank (EUR)                       4.5        5.3       21.6       18.0
-------------------------------------------------------------------------------
Peer Group Average                                             18.4       16.7
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
UBS (CHF)                                16.3       18.3       15.5       13.8
-------------------------------------------------------------------------------

SOURCE:  Bloomberg

[Graphic Omitted] UBS

     UBS share price development
-------------------------------------------------------------------------------

125%

120%                                                                    UBS

115%

110%
                             [Graphic Omitted]
105%

100%

95%                                                     DJ EURO STOXX Banks

90%

85%

     --------------------------------------------------------------------------
     Dec     Jan     Feb     Mar     Apr     May     Jun     July     Aug   Sep
     99      00      00      00      00      00      00      00       00    00

                                                          Source:  Bloomberg

[Graphic Omitted] UBS

     Summary
-------------------------------------------------------------------------------
     SECTION 8


[Graphic Omitted] UBS

     UBS strengths
-------------------------------------------------------------------------------

     o    Leading industry position across all core businesses

     o    Strong ratings and capitalization

     o    Unique client franchise and brand

     o    Record of technological innovation

     o    Risk management excellence

     o    Proven expertise in mergers, acquisitions and integration

     o    Culture which embraces change


[Graphic Omitted] UBS

     Additional information on UBS
-------------------------------------------------------------------------------

     http://www.ubs.com/investor-relations

                             [Graphic Omitted]


     Tel: +41 1 234 4100
     Fax: +41 1 234 3415 e:mail:
     SH-investorrelations@ubs.com

[Graphic Omitted] UBS

     Further information
-------------------------------------------------------------------------------

This communication is not a solicitation of a proxy from any security holder of PaineWebber Group, Inc. UBS and PaineWebber will be filing with the Securities and Exchange Commission a proxy statement/prospectus to be mailed to PaineWebber security holders and other relevant documents concerning the planned merger of PaineWebber into a subsidiary of UBS. WE URGE INVESTORS IN PAINEWEBBER TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by UBS will be available free of charge from Investor Relations, UBS, Stockerstrasse 64, Zurich. Documents filed with the SEC by PaineWebber will be available free of charge from Geraldine Banyai, Assistant Secretary, 1285 Ave of the Americas, New York, New York 10019.

PaineWebber and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of PaineWebber in favor of the merger. The directors and executive officers of PaineWebber include the following: D. B. Marron; M. Alexander; S. P. Baum;
E. G. Bewkes, Jr.; R. Braun; R. A. Dolan; F. P. Doyle; J. T. Fadden; J. J. Grano, Jr.; J. W. Kinnear; R. N. Kiyono; T. A. Levine; R. M. Loeffler; E. Randall, III; H. Rossovsky; K. Sekiguchi; R. H. Silver; M. B. Sutton; and
J. R. Torell III. Collectively, as of February 4, 2000, the directors and executive officers of PaineWebber may be deemed to beneficially own approximately 4.8% of the outstanding shares of PaineWebber common stock. Security holders of PaineWebber may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.

[Graphic omitted]  UBS